Exhibit 99.B
Mark Leland Executive Vice President & Chief Financial Officer Deutsche Bank High Yield Conference October 4, 2006 the place to work the neighbor to have the company to own

Cautionary Statement Regarding Forward-looking Statements This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, changes in unaudited and/or unreviewed financial information; our ability to implement and achieve our objectives in the 2006 plan, including achieving our debt-reduction, earnings and cash flow targets; the effects of any changes in accounting rules and guidance; our ability to meet production volume targets in our Exploration and Production segment despite delays in resuming production shut-in due to hurricanes Rita and Katrina; uncertainties and potential consequences associated with the outcome of governmental investigations, including, without limitation, those related to the reserve revisions and natural gas hedge transactions; the outcome of litigation, including shareholder derivative and class actions related to reserve revisions and restatements; our ability to comply with the covenants in our various financing documents; our ability to obtain necessary governmental approvals for proposed pipeline projects and our ability to successfully construct and operate such projects; the risks associated with recontracting of transportation commitments by our pipelines; regulatory uncertainties associated with pipeline rate cases; actions by the credit rating agencies; our ability to successfully exit the energy trading business; our ability to close our announced asset sales on a timely basis; changes in commodity prices for oil, natural gas, and power and relevant basis spreads; inability to realize anticipated synergies and cost savings associated with restructurings and divestitures on a timely basis; general economic and weather conditions in geographic regions or markets served by the company and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; political and currency risks associated with international operations of the company and its affiliates; competition; and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the company, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures This presentation includes certain Non-GAAP financial measures as defined in the SEC's Regulation G. More information on these Non-GAAP financial measures, including EBIT, and the required reconciliations under Regulation G, are set forth in the appendix hereto.

Our Purpose El Paso Corporation provides natural gas and related energy products in a safe, efficient, and dependable manner

Solid Results to Date Pipelines continue to outperform 99% E&P drilling success rate through August 31 Increased operating cash flow $1.4 billion first half 2006 vs. $10 MM first half 2005 Significant reduction in gross debt

Pipelines E&P 58 42 Pipelines Provide Stable Base of Earnings & Cash Flow Limited sensitivity to natural gas prices and throughput E&P 76% hedged in 2006 130 Bcf $8.00-$16.02 per MMBtu collars for 2007 Legacy hedges roll off in 2006 Note: Based on January 18, 2006 forecast E&P 42% Pipelines 58% % 2006 EBIT Forecast

2006 Finance Accomplishments April Implement E&P hedges to solidify outlook for 2007 May $500 MM equity offering May S&P upgrades Sr. Unsecured credit rating 1 notch-positive outlook Moody's upgrades Sr. Unsecured credit rating 2 notches-positive outlook July New credit facility in place with improved terms and lower costs October Completing exit of domestic power business $3.1 billion gross debt reduction through 8/31/06

Leading Natural Gas Pipelines Tennessee Gas Pipeline Elba Island LNG Florida Gas Transmission (50%) Southern Natural Gas ANR Pipeline Great Lakes Gas Transmission (50%) Colorado Interstate Gas Wyoming Interstate El Paso Natural Gas Mojave Pipeline Mexico Ventures Cheyenne Plains Pipeline 26% total U.S. interstate pipeline mileage 1/3 of daily U.S. throughput Best market connectivity Best supply access Leading pipeline integrity program

Strong Financial Performance 13% increase understates actual performance 2006 includes $18 MM of hurricane expenses 2005 includes $44 MM of positive items 2005 2006 East 721 813 $813 $721 $ Millions Pipeline EBIT through June 30

Unprecedented Growth TGP NE ConneXion New England $111 MM November 2007 136 MMcf/d TGP Essex- Middlesex $38 MM November 2007 82 MMcf/d TGP NE ConneXion NY/NJ $26 MM November 2006 42 MMcf/d SNG Cypress Phase I / II $241 MM / $18 MM May 2007 / Mid 2008 220 MMcf/d / 116 MMcf/d SNG Elba Expansion II $158 MM February 2006 360 MMcf/d FGT Phase VII - Part I and II $63 MM / $0 MM May 2007 / May 2008 60 MMcf/d / 20 MMcf/d SNG Elba Expansion III & Elba Express $850 MM 2010 - 2012 8.4 Bcf / 900 MMcfd TGP LA Deepwater Link $31 MM April 2007 850 MMcf/d TGP/ANR Eugene Island 371 $16 MM Nov - Dec 2006 200 MMcf/d ANR Wisconsin 2006 $47 MM November 2006 168 MMcf/d ANR STEP $95 MM 2007/08 27 Bcf / 412 MMcf/d Mexico JV- LPG Reynosa $53 MM (50%) July 2007 30,000 Bbl/d Mexico JV - Sonora $406 MM (33%) 2010 1,000-1,250 MMcf/d EPNG Sonora Lateral $91MM 2009/10 800 MMcf/d WIC Piceance Pipeline $134MM March 2006 333 MMcf/d WIC Kanda Lateral Up to $137 MM January 2008 Up to 333 MMcf/d EPNG Arizona Storage $115 MM 2010 3.5Bcf / 350 MMcf/d CPG Yuma Lateral $22 MM November 2006 49 MMcf/d CIG Raton Basin Expansions $91MM 2005-2008 170 MMcf/d Front Range Market Delivery Infrastructure $148 MM 2008/2009 WIC/CP Opal to Cheyenne or Greensburg $39-$63 MM January 2008 125 Mdth/d SNG Cypress Phase III $61 MM May 2010 164 MMcf/d Growth project portfolio approximately $3 Billion FERC Certificated/Under Construction Signed PA's Future Projects

Continental Connector Update Project unlikely to move forward Barnett Shale producers expected to opt for a competitive proposal No impact on 4%-6% EBITDA growth forecast* Numerous other projects under development *January 18, 2006 three- to five-year outlook

Strong E&P Presence in Key U.S. Gas Basins Onshore Solid base for predictable and repeatable production and reserve growth Demonstrated growth profile Large inventory of opportunities Long-lived stable production Exposure to new unconventional plays Texas Gulf Coast Solid low to medium-risk-inventory Large leasehold position in multi-pay zones Technical expertise in difficult plays GOM/SLA Provides exposure to high-reward exploration Inventory of development drilling & recompletion opportunities Highest rate of return region with proper risk discipline

International Portfolio Provides Future Growth


Egypt
Block 8
(South Mariut)
100%
South Feiran
20%
(ENI operated)


Brazil
Rio de Janeiro

Brazil

- Excellent exploration and development opportunities
- Pinauna development online 2007/2008
- Substantial opportunity in Espírito Santos basin

Egypt

- Short cycle oil opportunities
- Good infrastructure
- Material 1.2MM acreage position
- Platform to expand position

12

E&P Overview Onshore continues steady production growth Organic production up 14% 2005 to 2006* TGC creating value and exceeding expectations Inventory continues to grow Brazil provides exploratory upside GOM Good drilling success Volumes ramping-up Outlook for 2007 remains excellent *Six months ended 6/30/06 excluding Medicine Bow/Four Star volumes

Drilling Success High (Pc<40%) Med Low (Pc>80%) Predicted Actual GOM Expl. Int'l Expl. GOM Dev. Ons. Expl. Onshore Dev. TGC Dev. 34% 100% 66% 94% 100% 100% TGC Expl. Risk Int'l Dev. 2 31 272 YTD Gross Wells Drilled Success Rate Continued drilling success through 8/31/06 99% success rate YTD

Excellent Cycle Time Improvements 1Well spud to first sales 2As of June 30, 2006 Arkoma Black Warrior Arklatex Raton Rockies 34 29 34 37 16 YTD # Wells Online 53 87 60 86 87 26 62 41 71 52 18 52 38 32 40 2004 2005 2006 YTD2 Actual Days1

E&P Summary Drilling program having a great year Production delays attributed to GOM logistics All regions creating value Investments based on $5.50 gas/$37.00 oil price deck No change in drilling outlook Set-up for strong 2007

El Paso Outlook Remains Strong Pipelines continue to perform well and capture growth E&P drilling program set to deliver solid reserve growth at attractive finding costs Excellent balance sheet improvement Legacy issues continue to fade away Solid Pipeline trajectory and attractive E&P hedges pave way for solid 2007

Mark Leland Executive Vice President & Chief Financial Officer Deutsche Bank High Yield Conference October 4, 2006 the place to work the neighbor to have the company to own

Appendix

Disclosure of Non-GAAP Financial Measures The SEC's Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure. In the event of such a disclosure or release, Regulation G requires (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The required presentations and reconciliations are provided herein. Additional detail regarding non-GAAP financial measures can be reviewed in our full operating statistics posted at www.elpaso.com in the Investors section. El Paso uses the non-GAAP financial measure "earnings before interest expense and income taxes" or "EBIT" to assess the operating results and effectiveness of the company and its business segments. The company defines EBIT as net income (loss) adjusted for (i) items that do not impact its income (loss) from continuing operations, such as extraordinary items, discontinued operations, and the impact of accounting changes; (ii) income taxes; (iii) interest and debt expense; and (iv) distributions on preferred interests of consolidated subsidiaries. The company excludes interest and debt expense and distributions on preferred interests of consolidated subsidiaries so that investors may evaluate the company's operating results without regard to its financing methods or capital structure. El Paso's business operations consist of both consolidated businesses as well as substantial investments in unconsolidated affiliates. As a result, the company believes that EBIT, which includes the results of both these consolidated and unconsolidated operations, is useful to its investors because it allows them to evaluate more effectively the performance of all of El Paso's businesses and investments. El Paso believes that the non-GAAP financial measure described above are also useful to investors because it is used by many companies in the industry as a measurement of operating and financial performance and are commonly employed by financial analysts and others to evaluate the operating and financial performance of the company and its business segments and to compare the operating and financial performance of the company and its business segments with the performance of other companies within the industry. This non-GAAP financial measure may not be comparable to similarly titled measurements used by other companies and should not be used as a substitute for net income, earnings per share or other GAAP measurements.

Reconciliation-Pipeline EBIT $ Millions Operating revenues Operating expenses Operation and maintenance Depreciation, depletion and amortization (Gain) loss on long-lived assets Taxes, other than income taxes Total operating expenses Operating income Equity earnings and other income Earnings before interest expense and income taxes (EBIT) $ 1,542 $ 505 230 - 85 $ 820 $ 722 91 $ 813 $ 1,421 $ 505 219 (10) 83 $ 797 $ 624 97 $ 721 2006 2005 Year-to-Date as of June 30, $ 1,338 $ 453 (1) 201 77 $ 730 $ 608 86 $ 694 2004

Production Related Derivative Schedule See El Paso's Form 8-K filed 5/12/06 for additional information on the company's derivative activity 1Hedge price and cash price are identical for 2007-2012 Note: Positions are as of June 30, 2006 (Contract months: July 2006-Forward) Crude Oil Notional Volume (MMBbls) Average Hedge Price Average Cash Price Notional Volume (MMBbls) Average Hedge Price Notional Volume (MMBbls) Average Hedge Price Economic-EPEP Fixed Price Economic-EPM Fixed Price 0.19 0.52 $35.15 $58.81 $35.15 $58.81 Ceiling Floor 0.19 1.01 1.01 $35.15 $60.38 $55.00 0.93 0.93 $57.03 $55.00 2006 2007 2008 Natural Gas Notional Volume (Bcf) Average Hedge Price Average Cash Price Notional Volume (Bcf) Average Hedge Price Notional Volume (Bcf) Average Hedge Price Notional Volume (Bcf) Average Hedge Price Designated-EPEP Fixed Price-Legacy1 4.6 $3.42 16.0 $3.74 Fixed Price Ceiling Floor 4.6 0.8 129.6 129.6 $3.28 $5.23 $16.02 $8.00 Economic-EPM Fixed Price Ceiling 18.0 $10.00 16.8 $8.75 Floor 41.8 0.9 12.5 30.0 60.0 $6.16 $5.28 $8.11 $9.50 $7.00 $3.93 $5.28 $8.11 $9.50 $7.00 18.0 $6.00 16.8 $6.00 2009-2012 2006 2007 2008

Credit Facility Comparison Current Previous Revolving Credit Facility 1.25 1 Letter of Credit Facility 0.5 1.25 Letter of Credit Facility 0.5 0.75 $1.25 billion Revolving Credit Facility Draw cost: L + 175 bp L/C issue: 190 bp Commitment fee: 37.5 bp $1.0 billion Revolving Credit Facility Draw cost: L + 275 bp L/C issue: 300 bp Commitment fee: 75 bp $500 MM Letter of Credit Facility L/C issue: 215 bp $1.25 billion Term Loan B Draw cost: L + 275 bp $500 MM Letter of Credit Facility L/C issue: 234 bp $750 MM Letter of Credit Facility L/C issue: 285 bp Secured Unsecured Better terms and reduced collateral requirement Current Previous $2.25 billion $3.0 billion